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                                 EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the
     Company's previously filed Registration Statement File No. 33-53969.


                             Arthur Andersen LLP


                               Atlanta, Georgia
                                 May 24, 1996